CMO Desk       Yields Given Prices Report      CSFB03-11GIAR7 30 year 5.5's

User ID: mflynn2   Deals Directory: /home/mflynn2/intexdeals    Date:     05/21/2003 10:24:23

Bond: A1 Balance: 101,479,000     Coupon: 2.875000

Delay: 24 Class Factor: 1.00 Accruing Since: 05/01/2003
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 6.12 WAM: 358.00
Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	200	250	300	350	500	750	1000
99-16	3.009	3.023	3.023	3.023	3.023	3.023	3.031	3.056	3.080
99-18	2.985	2.996	2.996	2.996	2.996	2.996	3.002	3.023	3.042
99-20	2.961	2.970	2.970	2.970	2.970	2.970	2.974	2.990	3.004
99-22	2.938	2.943	2.943	2.943	2.943	2.943	2.946	2.956	2.966
99-24	2.914	2.917	2.917	2.917	2.917	2.917	2.918	2.923	2.928
99-26	2.891	2.890	2.890	2.890	2.890	2.890	2.890	2.890	2.890
99-28	2.867	2.864	2.864	2.864	2.864	2.864	2.862	2.857	2.852
99-30	2.844	2.838	2.838	2.838	2.838	2.838	2.834	2.824	2.814
*100- 0	2.820	2.811	2.811	2.811	2.811	2.811	2.807	2.791	2.776
100- 2	2.797	2.785	2.785	2.785	2.785	2.785	2.779	2.757	2.738
100- 4	2.773	2.759	2.759	2.759	2.759	2.759	2.751	2.724	2.700
100- 6	2.750	2.732	2.732	2.732	2.732	2.732	2.723	2.691	2.663
100- 8	2.727	2.706	2.706	2.706	2.706	2.706	2.695	2.658	2.625
100-10	2.703	2.680	2.680	2.680	2.680	2.680	2.667	2.625	2.587
100-12	2.680	2.654	2.654	2.654	2.654	2.654	2.640	2.592	2.549
100-14	2.657	2.627	2.627	2.627	2.627	2.627	2.612	2.559	2.512
100-16	2.633	2.601	2.601	2.601	2.601	2.601	2.584	2.527	2.474

AVG LIFE	2.83	2.50	2.50	2.50	2.50	2.50	2.35	1.97	1.71
DURATION	2.66	2.37	2.37	2.37	2.37	2.37	2.23	1.88	1.65
FIRST PAY	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03
LAST PAY	6/08	10/07	10/07	10/07	10/07	10/07	12/06	1/06	8/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk       Yields Given Prices Report      CSFB03-11G1AR5 30 year 5.5's

User ID: sijaz   Deals Directory: /home/sijaz/intexdeals        Date:     05/09/2003 12:12:32

Bond:  A25 Balance:  70,000,000         Coupon:  2.250000

Delay: 24 Class Factor: 1.00 Accruing Since: 5/01/2003
Settlement Date: 5/30/2003 WHOLE 30 year WAC: 6.12 WAM: 358.00
Months	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA	PSA
480	100	150	200	250	350	500	750	1000	1200
97-26.50	2.567	2.658	2.750	2.838	2.993	3.188	3.454	3.678	3.841
97-28.50	2.557	2.646	2.735	2.819	2.970	3.159	3.417	3.634	3.792
97-30.50	2.548	2.633	2.719	2.801	2.947	3.129	3.379	3.589	3.742
98-00.50	2.538	2.621	2.704	2.783	2.924	3.100	3.342	3.545	3.692
98-02.50	2.528	2.608	2.689	2.765	2.901	3.071	3.304	3.500	3.643
98-04.50	2.519	2.596	2.673	2.747	2.878	3.042	3.267	3.456	3.594
98-06.50	2.509	2.584	2.658	2.729	2.855	3.014	3.230	3.412	3.544
98-08.50	2.500	2.571	2.643	2.711	2.833	2.985	3.193	3.368	3.495
*98-10.50	2.490	2.559	2.628	2.693	2.810	2.956	3.155	3.323	3.446
98-12.50	2.481	2.546	2.612	2.675	2.787	2.927	3.118	3.279	3.396
98-14.50	2.471	2.534	2.597	2.657	2.764	2.898	3.081	3.235	3.347
98-16.50	2.462	2.522	2.582	2.639	2.741	2.869	3.044	3.191	3.298
98-18.50	2.452	2.509	2.567	2.621	2.719	2.840	3.007	3.147	3.249
98-20.50	2.443	2.497	2.552	2.604	2.696	2.812	2.970	3.103	3.200
98-22.50	2.433	2.485	2.536	2.586	2.673	2.783	2.933	3.059	3.151
98-24.50	2.424	2.472	2.521	2.568	2.651	2.754	2.896	3.015	3.102
98-26.50	2.414	2.460	2.506	2.550	2.628	2.726	2.859	2.971	3.053
AVG LIFE	7.62	5.69	4.53	3.80	2.95	2.31	1.78	1.49	1.34
DURATION	6.65	5.12	4.16	3.53	2.78	2.20	1.71	1.44	1.29
FIRST PAY	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03	6/03
LAST PAY	8/21	4/17	3/14	12/11	6/09	10/07	7/06	12/05	8/05

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.